--------------------------------------------------------------------------------
                                                                              1

DEAR SHAREHOLDER:

We are pleased to provide this report for INA Investment Securities, Inc. covering the six months ended June 30, 1997.

THE MARKET ENVIRONMENT

The second quarter of 1997 saw a reversal of market psychology, as economic growth eased from the heady first quarter pace and inflation remained benign. Heartened by more modest growth and tame inflation expected in the later stages of drawn-out business cycle, investors returned to the market in force.

The benchmark 30-year Treasury bond rallied from 7.10% to 6.78% by the quarter's end. With the Federal Reserve (Fed) at last temporarily on the sidelines, even the two-year Treasury was able to rally from 6.48% to 6.08%. There has been little market concern that the Fed would further tighten monetary conditions.

The bond market, as measured by the Lehman Brothers Government/Corporate Bong Index, returned 3.64% during the second quarter and 2.74% year-to-date.


FUND ACTIVITY

The portfolio remains fully invested. On June 30, 1997, corporate and foreign bonds were approximately 69.8% of portfolio holdings, U.S. Government/agency securities 24.5%, and cash and other assets 5.7%. Per share net asset value was $18.67, up from $18.30 on March 31. A dividend of $.31 was declared during the quarter.


FUND PERFORMANCE

After deduction of expenses and reinvestment of dividends, INA Investment Securities, Inc. returned 3.74% and 2.95%, respectively, for the quarter and year-to-date, based on net asset value of its underlying assets.

The favorable result compared with the Index (which does not deduct expenses from its performance) was primarily due to the Company's substantial weighting in non-Treasury holdings, including high yield securities. The Company returned 1.93% and 2.28%, respectively, for the quarter and year-to-date based on the underlying market value of the shares listed on the New York Stock Exchange.


OUTLOOK

The heated pace of the economy during the first quarter prompted a preemptive tightening move by the Fed. Growth cooled considerably as we moved into the second quarter. While the Fed is still concerned about the tight labor market and possible wage inflation, the current slowdown as allowed a "wait-and-see" approach.

The current expansion has been remarkable for its duration and relative lack of inflationary pressures. To a large degree, current market levels seem to have fully factored in this good news. This could leave the market vulnerable to any setbacks resulting from stronger growth or accelerating inflation.

Corporate bonds have performed well in this environment of relatively strong growth and solid corporate earnings. The Company remains overweighted in non-Treasury securities to capture their yield advantage, while maintaining a maximum weighting in high-yield securities.



Sincerely,


/s/ R. Bruce Albro


R. Bruce Albro, Chairman of the Board and
President
INA INVESTMENT SECURITIES, INC.

-------------------------------------------------------------------------------
INA INVESTMENT SECURITIES, INC. INVESTMENTS IN SECURITIES June 30, 1997
(Unaudited)                                                                   2

                                                        MARKET
                                           PRINCIPAL     VALUE
                                             (000)       (000)
---------------------------------------------------------------
LONG-TERM BONDS - 94.3%
CONSUMER AND RETAIL - 2.7%
Dayton Hudson Corp., 9.75%, 2002           $   500    $    558
Herff Jones, Inc., 11.0%, 2005 ( 144A
    Security acquired August, 1995 for
    $300,000)*                                 300         324
Penney (J.C.) Inc., 7.4%, 2037               1,000       1,029
Ralphs Grocery Co., 10.45%, 2004               500         535
                                                     ----------
                                                         2,446
                                                     ----------
CONSUMER NON-CYCLICAL - 2.2%
MedPartners, Inc., 7.375%, 2006              1,000       1,002
Tenet Healthcare Corp., 7.875%, 2003         1,000       1,003
                                                     ----------
                                                         2,005
                                                     ----------
ENTERTAINMENT AND COMMUNICATIONS - 10.6%
Casino America, Inc.,12.5%, 2003               500         516
Century Communications Corp., 9.5%, 2005       500         513
Disney (Walt) Co., 1.5%, 1999                2,000       1,794
Rogers Communications, Inc.,
    10.875%, 2004                              500         524
TKR Cable, Inc., 10.5%, 2007                   500         551
Tele-Communications, Inc., 9.25%, 2002         500         537
360 Communications Co., 7.125%, 2003         1,400       1,392
Time Warner Entertainment Co.,
    10.15%, 2012                             1,750       2,123
Total Access Communications Public Co., Ltd.,
    7.625%, 2001 (144A security acquired
    Oct., 1996 for $499,855)*                  500         489
Vanguard Cellular System, Inc., 9.375,
  2006                                         500         505
Viacom International, Inc., 9.125%, 1999       500         513
                                                     ----------
                                                         9,457
                                                     ----------
FINANCIAL - 17.0%
Abbey National PLC, 7.35%, 2049                750         752
Banco Nacional de Comercio Exterior, S.N.C.
    7.25%, 2004                                500         466
Case Equipment Loan Trust 1996-A,
    5.5%, 2003                               1,433       1,431
Corporacion Andina De Fome,
    7.1%, 2003                                 200         201
First Union National Bank of Florida,
    6.18%, 2036                              1,000         946
Fleet Mortgage Group, Inc., 6.5%, 2000       1,000         997
Heller Financial, Inc., 6.56%, 1999          1,000       1,004
Inter-American Development Bank,
    8.875%, 2009                           $ 4,000     $ 4,640
Merrill Lynch and Co. Inc., 7.26%, 2002        800         806
Middletown Trust, 10.875%, 1998                265         273
The Money Store Home Equity Loan
    Trust, 6.65%, 2017                         929         910
Structured Coupon Receipts, (Stripped-
   Interest Only),
   10.203%**, 1997 (144A security
   acquired June 1993, amortized
   cost $4,644)*                             5,314           3
United Post Office Investments,
   7.75%, 1999                               1,000       1,020
Western National Corp., 7.125%, 2004         1,000         998
World Financial Properties Tower,
   6.95%, 2013 (144A security acquired
   Nov. 1996 for $750,999)*                    750         736
                                                     ----------
                                                        15,183
                                                     ----------
FOOD AND BEVERAGE - 3.1%
Bass America, Inc., 8.125%, 2002             1,500       1,584
ConAgra, Inc., 9.75%, 2021                   1,000       1,209
                                                     ----------
                                                         2,793
                                                     ----------
FOREIGN GOVERNMENT - 2.0%
Mexico (United Mexican States),
   7.875%, 2001 (144A security acquired
   July, 1996 for $995,000)*                 1,000       1,002
Panama, (Republic of), 7.875%, 2002
   (144A security acquired Feb., 1997 for
   $754,725)*                                  750         745
                                                     ----------
                                                         1,747
                                                     ----------
INDUSTRIAL -11.3%
AK Steel Corp., 9.125%, 2006                   500         510
Air Products & Chemicals, Inc., 8.5%,
  2006                                       2,000       2,152
Domtar, Inc., 8.75%, 2006                      400         414
Fisher Scientific International, Inc.,
   7.125%, 2005                                500         490
ICF Kaiser International, Inc., 13.0%,
  2003                                         500         505
LaRoche Industries, Inc., 13.0%, 2004          500         553
Newport News Shipbuilding and Dry
   Dock Co., 8.625%, 2006                      500         516
NOVA Chemicals Ltd., 7.0%, 2026              1,000       1,005
Smurfit Capital Funding PLC, 6.75%, 2005     1,000         973
Tjiwi Kimia International Finance,
   13.25%, 2001                                500         568

The Notes to Financial Statements are an integral part of these statements.

-------------------------------------------------------------------------------
INA INVESTMENT SECURITIES, INC. INVESTMENTS IN SECURITIES June 30, 1997
(Unaudited) (Continued)                                                       3

                                                        MARKET
                                           PRINCIPAL     VALUE
                                             (000)       (000)
---------------------------------------------------------------
Xerox Corp., 5.9%, 2037                    $ 1,000     $ 1,005
Waste Management, Inc., Zero Coupon,
    (Lyon), 2012 (Annual Put)                2,250         897
West Point Stevens, Inc., 9.375%, 2005         500         523
                                                     ----------
                                                        10,111
                                                     ----------
OIL & GAS - 8.9%
Ashland Oil, Inc., 11.125%, 2017             2,000       2,135
Gulf Canada Resources Ltd., 8.35%, 2006      1,000       1,052
Imexsa Export Trust, 10.125%, 2003
    (144A security acquired May, 1996
    for $750,000)*                             750         789
Louis Dreyfus National Gas Corp.,
    9.25%, 2004                              1,000       1,080
Sonat, Inc.,
    9.5%, 1999                               1,000       1,053
    9.0%, 2001                                 250         266
Transcontinental Gas Pipe Line Corp.,
    9.125%, 2017                             1,475       1,579
                                                     ----------
                                                         7,954
                                                     ----------
TRANSPORTATION - 5.0%
CSX Corp., 7.25%,
  2027 (144A security acquired  May, 1997
  for $1,795,518)*                           1,800       1,878
Delta Air Lines, Inc., 10.14%, 2012          1,000       1,171
Hertz Corp., 7.0%, 2003                        500         499
Japan Air Lines Co. Ltd., 11.0%, 1997          390         398
Norfolk Southern Corp., 7.05%, 2037            500         507
                                                     ----------
                                                         4,453
                                                     ----------
UTILITIES - 7.0%

Big Rivers Electric Corp., 10.7%, 2017       1,500       1,592
Cajun Electric Power Co-op.,
    8.92%, 2019                                500         542
    9.52%, 2019                              1,000       1,068
Chesapeake Energy Corp., 8.5%, 2012            500         466
El Paso Electric Co., 7.25%, 1999              500         501
Endesa-Chile Overseas Co., 7.2%, 2006        1,000         994
Public Service Company of Colorado,
    8.125%, 2004                               290         305

Salton Sea Funding Corp., 7.02%, 2000          815         825
                                                     ----------
                                                         6,293
                                                     ----------

U.S. GOVERNMENT & AGENCIES - 24.5%
Federal Farm Credit Banks, 6.2%, 2008     $  350    $    330
Federal National Mortgage Assoc.,
   6.5%, 2008                              1,017       1,003
   6.5%, 2009                                328         324
United States Treasury Bonds,
   10.75%, 2005                            1,370       1,728
   12.0%, 2013                             1,085       1,527
   11.25%, 2015                            2,565       3,725
   7.125%, 2023                            2,000       2,060
   6.625%, 2027                            2,775       2,715
United States Treasury Notes,
   7.125%, 1999                               10          10
   7.5%, 1999                              1,000       1,028
   7.75%, 1999                               415         430
   5.5%, 2000                              1,300       1,267
   6.375%, 2000                            1,200       1,204
   6.5%, 2001                              1,845       1,855
   6.375%, 2001                              600         600
   6.25%, 2007                             2,000       1,957
   6.625%, 2007                              140         141
                                                   ----------
                                                      21,904
                                                   ----------
TOTAL LONG-TERM BONDS (Cost $82,908,679)              84,346
                                                   ----------
PREFERRED STOCK - 0.8%
   (Cost $667,500)
Morgan Stanley Group, Inc.                    15         703
                                                   ----------

The Notes to Financial Statements are an integral part of these statements.

-------------------------------------------------------------------------------
INA INVESTMENT SECURITIES, INC. INVESTMENTS IN SECURITIES June 30, 1997
(Unaudited) (Continued)                                                       4

                                                        MARKET
                                          PRINCIPAL      VALUE
                                             (000)       (000)
---------------------------------------------------------------
SHORT-TERM OBLIGATIONS - 5.2%
COMMERCIAL PAPER -  5.2%
Motorola, Inc., 5.52%, 7/10/97             $ 2,408    $  2,405
PACCAR Financial Corp., 5.55%, 7/16/97         435         434
PepsiCo, Inc., 5.55%, 7/21/97                  882         879
Southern New England Telecomm. Corp.,
    5.58%, 7/7/97                              947         946
                                                     ----------
TOTAL SHORT-TERM OBLIGATIONS
    (Cost $4,664,071)                                    4,664
                                                     ----------
TOTAL INVESTMENTS IN SECURITIES - 100.3%
    (Total Cost $88,240,250)                            89,713
Liabilities Less Cash and Other Assets  - (.3%)           (228)
                                                     ----------
NET ASSETS - 100.0%
    (equivalent to $18.67 per share based on
    4,792,215 shares outstanding)                      $89,485
                                                     ==========

 * Indicates restricted security; the aggregate value of restricted securities is $5,965,755 (aggregate cost $5,849,742) which is approximately 6.7% of net assets. Valuations have been furnished by brokers trading in the securities or a pricing service for all restricted securities.
**  Effective yield as of purchase date.

--------------------------------------------------------------------------------
   PORTFOLIO COMPOSITION (UNAUDITED)
    June 30, 1997

    QUALITY RATINGS* OF                    MARKET      % OF
    LONG-TERM BONDS                        VALUE      MARKET
    AND PREFERRED STOCK                    (000)       VALUE
---------------------------------------------------------------
    Aaa/AAA                                $33,193       39.0%
    Aa/AA                                    2,997        3.5%
    A/A                                     15,522       18.2%
    Baa/BBB                                 20,218       23.8%
    Ba/BB                                   10,175       12.0%
    B/B                                      2,944        3.5%
                                          =========  ==========
                                           $85,049      100.0%
                                          =========  ==========

    *The higher of Moody's or Standard & Poor Ratings.
--------------------------------------------------------------------------------
The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
INA INVESTMENT SECURITIES, INC.                                               5


STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997 (Unaudited)

                                            (IN THOUSANDS)
                                            --------------
ASSETS:
Investments at market value
   (Cost - $88,240,250)                        $   89,713
Cash                                                   49
Receivable for investments sold                       777
Interest receivable                                 1,725
Investment for deferred compensation plan             102
   (Cost - $87,463)
Other                                                   4
                                              ------------
      TOTAL ASSETS                                 92,370
                                              ------------
LIABILITIES:

Payable for investments purchased                   2,665

Deferred directors' fees payable                      102

Accrued advisory fees payable                          42
Other accrued expenses (including $24,601
   due to affiliate)                                   76
                                              ------------
      TOTAL LIABILITIES                             2,885
                                              ------------
NET ASSETS (equivalent to $18.67 per share
  based on 4,792,215 shares outstanding;
  12,000,000 shares of $.10 par value
  authorized)                                  $   89,485
                                              ============


COMPONENTS OF NET ASSETS:
Paid-in capital                                $   89,822
Overdistributed net investment income                 (52)
Unrealized appreciation of investments              1,488
Accumulated net realized loss                      (1,773)
                                              ------------
NET ASSETS                                     $   89,485
                                              ============


STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1997 (Unaudited)

                                                 (IN THOUSANDS)
INVESTMENT INCOME
INCOME:
   Interest                                             $   3,384
EXPENSES:
   Investment advisory fees                  $  232
   Custodian fees                                37
   Administrative services                       32
   Transfer agent fees                           27
   Shareholder reports                           26
   Auditing and legal fees                       20
   Directors' fees                               18
   State taxes                                   13
   Other                                         11           416
                                            --------   -----------
NET INVESTMENT INCOME                                       2,968
                                                       -----------
REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS
   Net realized gain from investments                         209
   Unrealized depreciation of investments                    (586)
                                                       -----------
NET REALIZED AND UNREALIZED LOSS ON
   INVESTMENTS                                               (377)
                                                       -----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                      $   2,591
                                                       ===========

The Notes to Financial Statements are an integral part of these statements.

-------------------------------------------------------------------------------
INA INVESTMENT SECURITIES, INC.                                               6


STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

                                           FOR THE
                                          SIX MONTHS       FOR THE
                                            ENDED        YEAR ENDED
                                            JUNE 30,    DECEMBER 31,
                                             1997           1996
                                         -------------  --------------
                                                (IN THOUSANDS)
                                         -----------------------------
OPERATIONS:
Net investment income                       $   2,968       $   6,099
Net realized gain (loss) from
   investments                                    209          (1,378)
Unrealized depreciation on
   investments                                   (586)         (2,118)
                                         -------------  --------------
Net increase in net assets
   from operations                              2,591           2,603
                                         -------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ($.62
   and $1.29 per share, respectively)          (2,971)         (6,182)
                                         -------------  --------------
NET DECREASE IN NET ASSETS                       (380)         (3,579)
NET ASSETS:
Beginning of period                            89,865          93,444
                                         -------------  --------------
End of period (including overdstributed
   net investment income of $52,527
   and $48,985, respectively)               $  89,485       $  89,865
                                         =============  ==============


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
INA INVESTMENT SECURITIES, INC. NOTES TO FINANCIAL STATEMENTS (Unaudited)     7


1. SIGNIFICANT ACCOUNTING POLICIES. INA Investment Securities, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's objective is to generate income and obtain capital appreciation by investing at least 85% of its total assets in investment grade debt securities and preferred stocks. The perparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements.

A. SECURITY VALUATION - Debt securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Company are appraised at fair value as determined in good faith by, or under the authority of, the Company's Board of Directors.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. The Company does not amortize premiums or discounts for book purposes, except for original issue discounts which are amortized over the life of the respective securities. Securities gains or losses are determined on the basis of identified cost.

C. FEDERAL TAXES - It is the Company's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income or capital gains, if any, to its shareholders. Therefore, no Federal income or excise taxes on realized income have been accrued.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions are recorded by the Company on the ex-dividend date. Payments in excess of financial accounting income due to differences between financial and tax accounting, to meet the distribution requirements for tax basis income, are deducted from paid-in capital when such differences are determined to be permanent.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Investment advisory fees were paid or accrued to CIGNA Investments, Inc. (CII), certain officers and directors of which are affiliated with the Company. Such advisory fees are based on an annual rate of 0.55% of the first $75 million of average weekly net asset value and 0.4% thereafter.

The Company reimburses CII for a portion of the compensation and related expenses of the Company's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the six months ended June 30, 1997, the Company paid or accrued $32,479.

--------------------------------------------------------------------------------
INA INVESTMENT SECURITIES, INC. NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)                                                                   8


CII is an indirect, wholly-owned subsidiary of CIGNA Corporation.

3. DIRECTORS' FEES. Directors' fees represent remuneration paid or accrued to directors who are not employees of CIGNA Corporation or any of its affiliates. Directors may elect to defer receipt of all or a portion of their fees which are invested in mutual fund shares in accordance with a deferred compensation plan.

4. PURCHASES AND SALES OF SECURITIES. Purchases and sales of securities for the six months ended June 30, 1997 were as follows (excluding short-term obligations):

                                                                 PROCEEDS
                                         COST OF                   FROM
                                        SECURITIES              SECURITIES
                                        PURCHASED                  SOLD
                                   ---------------------   ---------------------
Bonds                                    $   14,332,458          $   15,269,559
U.S. Government Obligations                  28,003,860              25,666,178
                                   ---------------------   ---------------------
                                         $   42,336,318          $   40,935,737
                                   =====================   =====================

As of June 30, 1997, the cost of securities for Federal Income tax purposes was $88,327,015. At June 30, 1997, unrealized appreciation for Federal income tax purposes aggregated $1,386,044 of which $1,984,308 related to appreciated securities and $598,264 related to depreciated securities.

5. CAPITAL LOSS CARRYOVER. At December 31, 1996, the Company had a capital loss carryover for Federal income tax purposes of $1,947,232 ($306,433 expires in 2002 and $1,640,799 expires in 2004).

--------------------------------------------------------------------------------
INA INVESTMENT SECURITIES, INC. NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)                                                                   9

6. FINANCIAL HIGHLIGHTS. The following table includes data, ratios and supplemental data for a share outstanding throughout each period and other performance information:
--------------------------------------------------------------------------------------------------------------------------------
                                                      (UNAUDITED)
                                                       SIX MOS.
                                                        ENDED
                                                       JUNE 30,                  YEAR ENDED DECEMBER 31,
                                                         1997          1996          1995          1994        1993          1992
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                   $  18.75     $   19.50  $   17.56     $   19.72    $   18.75     $   18.85
INCOME FROM INVESTMENT OPERATIONS
Net investment income (1)                                  0.62          1.27       1.32          1.39         1.39          1.49
Net realized and unrealized gain (loss)                   (0.08)        (0.73)      1.94         (2.00)        1.01         (0.11)
                                                          ------        ------      -----        ------        -----        ------
TOTAL FROM INVESTMENT OPERATIONS                           0.54          0.54       3.26         (0.61)        2.40          1.38
                                                           -----         -----      -----        ------        -----         ----
LESS DISTRIBUTIONS:
From net investment income                                (0.62)        (1.29)     (1.32)        (1.35)       (1.43)        (1.48)
From capital gains                                          -             -          -           (0.20)         -              -
                                                          ------        ------     ------        ------       ------        ------
TOTAL DISTRIBUTIONS                                       (0.62)        (1.29)     (1.32)        (1.55)       (1.43)        (1.48)
                                                          ------        ------     ------        ------       ------        ------
NET ASSET VALUE, END OF PERIOD                         $  18.67      $  18.75   $  19.50      $  17.56    $   19.72      $  18.75
                                                          ======        ======     ======        ======      =======        ======
MARKET VALUE, END OF PERIOD                            $  15.88      $  16.13   $  17.38      $  15.25    $   18.25      $  17.25
                                                          ======        ======     ======        ======      =======        ======
TOTAL INVESTMENT RETURN:
Per share market value                                     2.28%         0.28%     23.07%        (8.34)%      14.21%         5.39%
Per share net asset value (2)                              2.95%         3.01%     19.17%        (3.13)%      13.03%         7.64%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                $ 89,485      $ 89,865   $ 93,444      $ 84,131     $ 94,482      $ 89,839
Ratio of operating expenses to average net assets          0.47%         0.91%      1.00%         0.96%        0.96%         0.90%
Ratio of net investment income to average net assets       3.33%         6.80%      7.10%         7.42%        7.03%         7.96%
Portfolio turnover                                           49%           89%       158%           86%         159%           41%

(1) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(2) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Company during each period, and assumes distributions were reinvested at net asset value. These percentages do not correspond with the performance of a shareholder's investment in the Company based on market value since the relationship between the market price of the stock and net asset value varied during each period.

--------------------------------------------------------------------------------
INA INVESTMENT SECURITIES, INC. NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)                                                                  10

7.  QUARTERLY RESULTS (UNAUDITED).  The following is a summary of quarterly results of operations (in thousands except for per share amounts):

--------------------------------------------------------------------------------------------------------------------------------
                                                                             NET REALIZED AND
                                                                          UNREALIZED GAIN (LOSS)
                             INVESTMENT INCOME   NET INVESTMENT INCOME        ON INVESTMENTS         INCR. (DECR.) IN NET ASSETS
PERIOD ENDED              TOTAL      PER SHARE   TOTAL     PER SHARE      TOTAL         PER SHARE      TOTAL         PER SHARE
--------------------------------------------------------------------------------------------------------------------------------
March 31, 1995           $1,782        $.37     $1,567       $.33           $2,529     $.53             $2,515         $.52
June 30, 1995             1,821         .38      1,600        .33            3,603      .75              3,622          .76
September 30, 1995        1,820         .38      1,599        .33              709      .15                726          .15
December 31, 1995         1,813         .38      1,582        .33            2,450      .51              2,450          .51

March 31, 1996            1,798         .38      1,581        .33           (3,706)    (.77)            (3,706)        (.77)
June 30, 1996             1,718         .36      1,510        .32           (1,300)    (.27)            (1,372)        (.29)
September 30, 1996        1,695         .35      1,490        .31              422      .09                378          .08
December 31, 1996         1,703         .35      1,518        .31            1,088      .22              1,121          .23

March 31, 1997            1,718         .36      1,507        .31           (2,188)    (.46)            (2,166)        (.45)
June 30, 1997             1,666         .35      1,461        .31            1,811      .38              1,786          .37

--------------------------------------------------------------------------------
INA INVESTMENT SECURITIES, INC.


DIRECTORS                                                                OFFICERS
R. Bruce Albro                      Paul J. McDonald                     R. Bruce Albro
Senior Managing Director,           Senior Executive Vice President      Chairman of the Board and
CIGNA Investments, Inc.             and Chief Administrative Officer,    President
                                    Friendly Ice Cream Corporation
Hugh R. Beath                                                            Alfred A. Bingham III
Advisory Director,                  Arthur C. Reeds, III                 Vice President and Treasurer
AdMedia Corporate Advisors, Inc.    President, CIGNA Investment
                                    Management and CIGNA                 Jeffrey S. Winer
Russell H. Jones                    Investments, Inc.                    Vice President and Secretary
Vice President and Treasurer
Kaman Corporation

-------------------------------------------------------------------------------

INA Investment Securities, Inc. is a closed-end, diversified management investment company that invests primarily in debt securities. The investment adviser is CIGNA Investments, Inc., 900 Cottage Grove Road, Hartford, Connecticut 06152.

Shareholders may elect to have dividends automatically reinvested in additional shares of INA Investment Securities, Inc. by participating in the Automatic Dividend Investment Plan (the "Plan"). For a brochure describing this Plan or general inquiries about your account, contact State Street Bank and Trust Company, Stock Transfer Department, P.O. Box 8200, Boston, Massachusetts, 02266-8200, or call toll-free 1.800.426.5523.

Effective December 1, 1997, State Street Bank and Trust Company will also allow you, at no additional cost, to deposit with it, for safekeeping and in "book entry form," any stock certificates for the Fund's shares you may have in your possession. You may elect to have these shares held within or outside of the Plan. Whether or not you participate in the Plan, you may elect by notice to State Street to have State Street sell you book entry shares. State Street will deduct from the sales proceeds of $2.50 per transaction plus.
$.15 per share and remit the balance of proceeds to you.

-------------------------------------------------------------------------------
MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERS

An Annual Meeting of the Shareholders of INA Investment Securities, Inc. (the "Company") was held on Tuesday, April 29, 1997 at 1:30 p.m., Eastern Time.

Five Directors were elected by a vote of shareholders to serve as members of the Board of the Company until the next Annual Meeting of Shareholders or until the election and qualification of their successors. Shareholders of the Company voted to elect the following Directors:

                                     FOR                 VOTE WITHHELD
                                     ---                 -------------
R. Bruce Albro                 3,616,904.623             71,905.174
Hugh  R. Beath                 3,616,235.852             72,573.945
Russell H. Jones               3,619,248.567             69,561.280
Paul J. McDonald               3,618,677.567             70,132.230
Arthurs C. Reeds, III          3,619,160.380             69,649.417

The appointment of Price Waterhouse LLP to serve as independent accountants for the fiscal year ending December 31, 1997 was ratified by a vote of shareholders of the Company as follows:

       FOR                  AGAINST                   ABSTAIN
       ---                  -------                   -------
3,619,477.845             24,026.944                 45,305.008

There were no broker non-votes with respect to the matters submitted to a vote of shareholders of the Company.

No other business was transacted at the meeting.

[LOGO OF CIGNA APPEARS HERE]

INA Investment Securities, Inc.
P.O. Box 13856                                     [LOGO OF CIGNA APPEARS HERE]
Philadelphia, PA 19101


                                                INA INVESTMENT SECURITIES, INC.
--------------------
     BULK RATE
    U.S. POSTAGE
       PAID
 SO. HACKENSACK, NJ                                   Semiannual Report
    PERMIT 750
--------------------

                                                        June 30, 1997